UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2003

OPLINK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31581	77-0411346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3469 North First Street

San Jose, CA 95134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (408) 433-0606

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

99.1	Press Release of Oplink Communications, Inc. issued April 24, 2003, announcing results for the quarter ended March 31, 2003.

Item 9.    Regulation FD Disclosure.

This Form 8-K is being furnished to report information pursuant to Item 12 – Results of Operations and Financial Condition as follows:

On April 24, 2003, Oplink Communications, Inc. issued a press release announcing results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oplink Communications, Inc.

Dated: April 24, 2003	By:	/S/ BRUCE D. HORN
Bruce D. Horn Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release of Oplink Communications, Inc. issued April 24, 2003, announcing results for the quarter ended March 31, 2003.